Third Amendment To Plain English Equipment Loan And Security Agreement

This is a THIRD AMENDMENT TO PLAIN ENGLISH EQUIPMENT LOAN AND SECURITY AGREEMENT dated as of December 31, 2013 (the “Amendment”) by and between RINGCENTRAL, INC., a Delaware corporation and RCLEC, Inc., a Delaware corporation (collectively, “Borrower” or “Borrowers”) and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company, (“Lender”).

RECITALS

A. Borrowers and Lender are parties to the Plain English Equipment Loan and Security Agreement dated as of June 22, 2012, First Amendment to Plain English  Equipment Loan and Security Agreement dated as of August 14, 2013 and  Second Amendment to Plain English  Equipment Loan and Security Agreement dated as of September 23, 2013 (collectively, the “Loan Agreement”), pursuant to which Lender agreed to provide financial accommodations to or for the benefit of Borrowers upon the terms and conditions contained in the Loan Agreement.  Unless otherwise defined in this Amendment, capitalized terms and matters of construction defined in the Loan Agreement shall have the same meaning given to them in the Loan Agreement.

B. Borrowers have requested that certain provisions of the Loan Agreement be amended, and Lender is willing to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrowers and Lender agree as follows:

1.	RATIFICATION; LOAN DOCUMENTS REMAIN IN FULL FORCE AND EFFECT

Borrower hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents.  Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, as in effect prior to the date hereof.

2.	AMENDMENTS TO LOAN AGREEMENT

A . Section 22.  Section 22, “DEFINITIONS” is hereby amended by deleting “Permitted Indebtedness” and “Senior Loan Facility” in their entirety and replacing them with the following:

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“Permitted Indebtedness” means (a) Indebtedness of You in favor of Us including any Indebtedness in our favor under the Growth Capital  Loan Agreement between You and Us; (b) Indebtedness existing at the Closing Date and disclosed on the Disclosure Letter; (c) Indebtedness to trade creditors, including without limitation, for the acquisition of services, supplies or inventory in the ordinary course of business; (d) Indebtedness under the Senior Loan Facility so long as the aggregate outstanding principal amount thereof does not at any time exceed Thirty Million Dollars ($30,000,000); (e) Subordinated Indebtedness, (f) Indebtedness incurred as result of endorsing negotiable instruments received in the ordinary course of business; (g) Indebtedness in an aggregate principal amount not to exceed One Million Dollars ($1,000,000) secured by Permitted Liens, (h) Indebtedness that otherwise constitutes Permitted Investments, (i) Indebtedness consisting of interest rate, currency, or commodity swap agreements, interest rate cap or collar agreements or arrangements entered into in the ordinary course of business and designated to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices, (j) Indebtedness in a principal amount of Two Million Dollars ($2,000,000) outstanding at any time for the financing of software licensing, including, without limitation, Indebtedness owed to Somerset Capital Group, Ltd. in connection with the financing of software licenses with VMWare, Inc.; (k) other unsecured Indebtedness in an aggregate amount outstanding not to exceed $400,000 at any time, and (m) extensions, refinancings, modifications, amendments and restatements of any item of Permitted Indebtedness (a) though (l) above, provided that the principal amount thereof is not increased.

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“Senior Loan Facility” means collectively that certain Second Amended and Restated Loan and Security Agreement dated as of August 14, 2013, Default Waiver and First Amendment to Second Amended and Restated Loan and Security

Agreement dated as of September 23, 2013 and Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 31, 2013, each by and between Silicon Valley Bank and You (as amended and supplemented from time to time, or restated).

3.	CONDITIONS TO EFFECTIVENESS
Þ	Receipt by Lender of copies of this Amendment, duly executed by Borrowers and Lender;
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Payment in full of all outstanding obligations under the Plain English Growth Capital Loan and Security Agreement dated as of June 22, 2012, as amended, and as further set forth in the Payoff  Letter dated December 30, 2013; and

Þ	Receipt of all legal fees and expenses relating to this Amendment and the Payoff Letter.

4.	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date or (b) set forth in a Schedule of Exceptions attached hereto, if any, are true and correct in all material respects as of the date of this Amendment.  Borrower further represents and warrants that there are no Defaults or Events of Default that have occurred and are continuing as of the date of this Amendment.

5.	MISCELLANEOUS
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Entire Agreement.  The terms and conditions of this Amendment shall be incorporated by reference in the Loan Agreement as though set forth in full in the Loan Agreement.  In the event of any inconsistency between the provisions of this Amendment and any other provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.  Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect to the extent in effect on the date of this Amendment.  The Loan Agreement, as modified by this Amendment, together with the other Loan Documents, constitutes the complete agreement among the parties and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect to the subject matter the Loan Agreement.

Þ	Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.
Þ	Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.
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Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

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Effect. Upon the effectiveness of this Amendment, from and after the date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

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No Novation.  Except as expressly provided in Section 2 above, the execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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Counterparts.  This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, The Parties have executed and delivered this Amendment as of the day and year first above written.

BORROWER:	You:	RINGCENTRAL, INC.
	Signature:	/s/ Robert Lawson
	Print Name:	Robert Lawson
	Title:	SVP and Treasurer

You:	RCLEC, INC.
Signature:	/s/ Robert Lawson
Print Name:	Robert Lawson
Title:	Treasurer

Accepted in Menlo Park, California:

LENDER:	Us:	TRIPLEPOINT CAPITAL LLC
	Signature:	/s/ Jim Labe
	Print Name:	Jim Labe
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO PLAIN ENGLISH EQUIPMENT LOAN and SECURITY AGREEMENT]

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